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                                    EXHIBIT 10.1


                           TRANSITION SERVICES AGREEMENT


     This Transition Services Agreement (this "Agreement") is made and entered into as of the 19th day of April 1999, by and between CALIFORNIA AMPLIFIER, INC., a Delaware corporation ("Buyer"), and GARDINER COMMUNICATIONS CORP., a Delaware corporation ("Seller").

                                  R E C I T A L S

     WHEREAS, Buyer, Seller and Seller's shareholders have entered into an Asset Purchase Agreement dated as of April 19, 1999 (the "Asset Purchase Agreement") providing for the purchase by Buyer of certain assets of Seller;

     WHEREAS, Buyer and Seller desire to enter into this Agreement pursuant to which Seller will provide Buyer with certain Transition Services (as defined herein) for a limited period of time as specified herein;

     WHEREAS, the execution and delivery of this Agreement is a condition precedent to each of Buyer's and Seller's obligation to consummate the transactions contemplated by the Asset Purchase Agreement; and

     WHEREAS, the parties hereto each recognize and acknowledge that the performance by Seller of the Transition Services is an integral component of Buyer's decision to enter into the Asset Purchase Agreement and that the failure of Seller to provide the Transition Services as contemplated by this Agreement would cause Buyer substantial hardship;

     NOW, THEREFORE, in consideration of the covenants and agreements set forth in the Purchase Agreement and in further consideration of the mutual covenants and agreement contained herein, the parties hereto agree as follows:

                                 A G R E E M E N T

                                     ARTICLE I

                                TRANSITION SERVICES

     1.1  PERFORMANCE OF TRANSITION SERVICES.

     (a) Subject to the terms and conditions set forth herein and in SCHEDULE A hereto, Seller shall provide Buyer with certain services set forth in SCHEDULE A hereto (the "Transition Services").


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     (b)  Seller shall provide the Transition Services in accordance with the terms and conditions set forth in SCHEDULE A and shall provide such Transition Services with that degree of skill, attention and care that Seller exercises and has heretofore exercised with respect to furnishing comparable services to itself.

     (c) All employees and representatives of Seller providing the Transition Services hereunder to Buyer during the term of this Agreement (collectively, the "Transition Services Employees") shall be deemed for all purposes (including compensation and employee benefits) to be employees or representatives solely of Seller and not to be employees or representatives of Buyer or to be independent contractors thereof. In performing their respective duties hereunder, all such employees and representatives of Seller shall be under the direction, control and supervision of Seller (and not of Buyer) and Seller shall have the sole right to exercise all authority with respect to the employment (including termination of employment), assignment and compensation of such employees and representatives, subject to compliance with the terms and provisions contained in this Agreement including, without limitation, the provision of the Transition Services.

     1.2 COOPERATION. Any and all of the Transition Services provided by Seller pursuant to this Agreement shall be performed in cooperation with Buyer.

     1.3 REASONABLE EFFORTS. During the term of this Agreement, Seller shall use commercially reasonable efforts to assist Buyer in taking over the Transition Services upon the expiration or earlier termination of this Agreement in a reasonably expeditious manner and consistent with the purpose and intent of this Agreement.

     1.4  CONFIDENTIALITY.

     (a) Buyer and Seller agree to hold, and to cause their respective employees and representatives to hold, in strictest confidence all information concerning the other party hereto furnished to or obtained by Buyer or Seller in the course of receiving or providing the Transition Services contemplated hereby (except to the extent that such information either has entered the public domain through no fault of Buyer or Seller, as the case may be, or has been lawfully acquired from sources other than Buyer or Seller, as the case may be), and neither party shall disclose or release any such confidential information to any person, except its employees, representatives and agents who have a need to know such information in connection with such party's performance hereunder, unless such disclosure or release is compelled by judicial or administrative process, or in the opinion of counsel to such party, such disclosure or release is necessary or desirable in light of other requirements of law.

     (b) Without limiting the right of either party to pursue all other legal and equitable remedies for a violation of this Section 1.4 by the other party, Buyer and Seller agree that other remedies cannot fully compensate Buyer or Seller, as the case may be, for such a violation and that Buyer or Seller, as the case may be, shall be entitled to injunctive relief to prevent a violation or continuing violation hereof.


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     1.5  RELATIONSHIP OF PARTIES.  Nothing in this Agreement contained shall be deemed or construed by the parties or any other person as creation the relationship of principal and agent or of partnership or joint venture between Buyer and Seller.

                                     ARTICLE II

                          PAYMENT FOR TRANSITION SERVICES

     2.1 PRODUCTS. As payment to Seller for products that Seller produces on Buyer's behalf, Buyer shall pay Seller the price per unit as set forth on SCHEDULE B multiplied by the number of units produced no later than ten
(10) days from the date Seller invoices Buyer of such production. The parties hereto acknowledge and agree that the price per unit paid for such products shall include all manufacturing costs of Seller in connection with the production of such products and that Buyer will not separately be responsible for such costs except as provided in Section 3.3 of this Agreement. Buyer shall be responsible for all shipping or freight costs except as provided in SCHEDULE A. Buyer shall reimburse Seller no later than ten (10) days from the date Seller invoices Buyer of such shipment for operating costs in connection with the production and shipping of such products on an as incurred basis, PROVIDED, that Buyer approves such costs in advance in writing and, PROVIDED FURTHER, that the initial operating costs shall be as set forth on SCHEDULE C. Seller shall invoice Buyer on a monthly basis.

                                    ARTICLE III

                                 TERM; TERMINATION

     3.1 TERM. Seller shall provide the Transition Services for a term commencing on the date hereof and ending on the date that is four (4) months from the date hereof, unless terminated by Buyer in accordance with Section 3.2 hereof; PROVIDED, HOWEVER, that Buyer and Seller may extend the term of this Agreement by mutual agreement.

     3.2 TERMINATION. This Agreement shall terminate upon the expiration of the term of this Agreement. Notwithstanding the foregoing, Buyer may terminate this Agreement at any time upon written notice to Seller at least fifteen (15) days prior to the date of termination of this Agreement; PROVIDED, HOWEVER, that Buyer shall promptly pay Seller for the Transition Services rendered up to and through the date of termination of this Agreement in accordance with Section 2.1 hereof.

     3.3 EFFECT OF TERMINATION. Upon expiration or earlier termination of this Agreement, Buyer shall have the option to assume management and control of the Garland, Texas production facility immediately upon written notice to Seller, which option shall expire ten (10) days after the expiration or earlier termination of this Agreement. In the event Buyer exercises such option, Buyer shall immediately (i) purchase all applicable inventories from Seller, (ii) assume responsibility for purchasing ongoing manufacturing supplies and (iii) hire all Transition Services Employees remaining at the Garland, Texas production facility (the "Facility") at the expiration or earlier termination of this Agreement and deemed necessary by Buyer. In addition,


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to the extent permitted by Seller's lease for the Facility, Buyer shall enter into a short-term sublease for the Facility with Seller.


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                                     ARTICLE IV

                            GENERAL TERMS AND CONDITIONS

     4.1 CONSTRUCTION. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

     4.2 NOTICES. All notices, requests, demands and other communications called for or contemplated hereunder shall be in writing and shall be deemed to have been duly given when delivered to the party to whom addressed or when sent by telecopy, telegram, telex or wire (if promptly confirmed by registered or certified mail, return receipt requested, prepaid and addressed) to the parties, their successors in interest, or their assignees at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid:

     If to Buyer:        California Amplifier, Inc.
                         460 Calle San Pablo
                         Camarillo, California  93012
                         Fax:  (805) 987-2655
                         Attention:  Fred Sturm

     With copies to:     Gibson, Dunn & Crutcher LLP
                         333 South Grand Avenue
                         Suite 4800
                         Los Angeles, California 90071
                         Fax:  (213) 229-7520
                         Attention:  Peter F. Ziegler, Esq.

     If to Seller:       Gardiner Communications Corp.
                         3505 Security Street
                         Garland, Texas  75042
                         Fax:  (214) 341-1933
                         Attention:  James M. Harris

    With copies to:      Vinson & Elkins L.L.P.
                         2001 Ross Avenue
                         Suite 3700
                         Dallas, Texas  75201
                         Fax:  (214) 999-7994
                         Attention:  William D. Young, Esq.

     4.3 ASSIGNMENT. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof nor any of the documents executed in connection herewith may be assigned by any party without the consent of the other parties. Nothing contained herein, express or implied, is intended to confer upon any person or entity other than the parties hereto


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and their successors in interest any rights or remedies under or by reason of this Agreement unless so stated herein to the contrary.

     4.4 AMENDMENTS AND WAIVERS. This Agreement and all Schedules hereto may be modified only by a written instrument duly executed by each party. No condition to any party's obligations and no breach of any covenant, agreement, warranty or representation shall be deemed waived unless expressly waived in writing by the party whose obligations are subject to such condition or who might assert such breach. No waiver of any right hereunder shall operate as a waiver of any other right or of the same or a similar right on another occasion.

     4.5 REMEDIES. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy. Each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder now or hereafter existing at law or in equity or by statute or otherwise, and the election by a party of one or more remedies shall not constitute a waiver of the party's right to pursue any other available remedies.

     4.6 ATTORNEYS' FEES. In the event that any action or proceeding, including arbitration, is commenced by any party hereto for the purpose of enforcing any provision of this Agreement, the parties to such action, proceeding or arbitration may receive as part of any award, judgment, decision or other resolution of such action, proceeding or arbitration their costs and reasonable attorneys' fees as determined by the person or body making such award, judgment, decision or resolution. Should any claim hereunder be settled short of the commencement of any such action or proceeding, including arbitration, the parties in such settlement shall be entitled to include as part of the damages alleged to have been incurred reasonable costs of attorneys or other professionals in investigating or counseling on such claim.

     4.7 BINDING NATURE OF AGREEMENT. The Agreement includes each of the Schedules which are referred to herein or attached hereto, all of which are incorporated by reference herein. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective executors, heirs, legal representatives, successors and assigns.

     4.8 EXPENSES. The costs and expenses of Seller, including the legal fees and disbursements of Vinson & Elkins L.L.P., shall be borne by Seller. The costs and expenses of Buyer, including the legal fees and disbursements of Gibson, Dunn & Crutcher LLP, shall be borne by Buyer.

     4.9 ENTIRE AGREEMENT. The Agreements contain the entire understanding of the parties and supersede all prior agreements and understandings relating to the subject matter hereof.

     4.10 SEVERABILITY. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.


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     4.11 COUNTERPARTS.  This Agreement may be executed by the parties in separate counterparts and the signatures delivered by telecopy, each of which when so executed and delivered shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument and delivered in person. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto.

     4.12 SECTION HEADINGS. The headings of each Section, subsection or other subdivision of this Agreement are for reference only and shall not limit or control the meaning thereof.

     4.13 ARBITRATION.

          (a) Except as provided in subparagraph (d), any controversy, dispute or claim arising out of, in connection with, or in relation to the interpretation, performance or breach of this Agreement, including any claim based on contract, tort or statute, shall be settled, at the request of either party, by arbitration conducted in Los Angeles, California, or such other location upon which the parties may mutually agree, before and in accordance with the then existing Rules of Commercial Arbitration of the American Arbitration Association ("AAA"), and judgment upon any award rendered by the arbitrator may be entered by any State or Federal court having jurisdiction thereof. Any controversy concerning whether a dispute is an arbitrable dispute shall be determined by the arbitrator. The parties intend that this agreement to arbitrate be valid, specifically enforceable and irrevocable. The designation of a situs or specifically a governing law for this agreement or the arbitration shall not be deemed an election to preclude application of the Federal Arbitration Act, if it would be applicable.

          (b) The sole arbitrator shall be selected in accordance with the procedures of the AAA.

          (c) The arbitrator shall award to the prevailing party in any arbitration proceeding commenced hereunder, and the court shall include in its judgment for the prevailing party in any claim arising under this Agreement or relating to the transactions contemplated hereby, the prevailing party's costs and expenses (including expert witness expenses and reasonable attorneys' fees) of investigating, preparing and presenting such arbitration claim or cause of action.

          (d) Any party hereto may request a court of competent jurisdiction to grant provisional injunctive relief to such party solely for the purpose of maintaining the status quo until an arbitrator can render an award on the matter in question and such award can be confirmed by a court having jurisdiction thereof.


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     IN WITNESS WHEREOF, the parties to this Agreement hereby indicate their acceptance of the terms and conditions stated herein by the signatures of their authorized representatives as of the date first stated above.


                              GARDINER COMMUNICATIONS CORP.


                              By:  /s/  James M. Harris
                                        ----------------------------------------
                              Name:     James M. Harris
                              Title:    President



                              CALIFORNIA AMPLIFIER, INC.


                              By:  /s/  FRED STURM
                                        ----------------------------------------
                              Name:     Fred Sturm
                              Title:    President and Chief Executive Officer




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